                                                                Exhibit 10.8.2

     PERFORMANCE OPTION AGREEMENT dated this ___ day of December, 1988 providing for the granting of an option by WS Holdings Corporation, a Delaware corporation (the "Corporation") to _________________________, an employee of the Corporation or of a subsidiary of the Corporation (the "Employee");

     The Corporation has duly adopted the Management Stock Option Plan of WS Holdings Corporation (the "Plan"), which is incorporated herein by reference.
In accordance with paragraph 6 of the Plan, the Committee (as defined in the Plan) has determined that the Employee is to be granted an option under the Plan to buy shares of the Corporation's Class A Common Stock, par value $.01 per share (the "Shares"), on the terms and conditions hereinafter provided.

     1. Number of Shares and Performance Option Price. The Corporation hereby grants to the Employee an option (the "Performance Option"), which is a non-statutory stock option, to purchase ________ Shares at a price of $10 per Share on the terms and conditions set forth herein. The Shares purchasable upon exercise of the Performance Option are hereinafter referred to as the "Performance Option Shares."

     2. Period of Performance Option and Conditions of Exercise. (a) Unless the Performance Option is previously terminated pursuant to this Performance Option Agreement, the term of the Performance Option and of this Performance Option Agreement shall commence on the date hereof (the "Date of Grant") and terminate upon the expiration of ten years and one day from the Date of Grant. Upon the termination of the Performance Option, all rights of the Employee hereunder shall cease.

          (b) The Class A Performance Options, subject to the following provisions of this paragraph, shall become exercisable as follows:

               For the fiscal year ending December 31st of each of the years set forth below, if the Equity Value (as hereinafter defined) as determined as of the end of such fiscal year equals the amount set forth below for such year, then a percentage of the Class A Performance Options represented by this Agreement equal to the percentage set forth below for such year shall become exercisable. In the event of any change in the Company's fiscal year, appropriate adjustments to the values set forth below shall be made in the sole discretion of the Board.

                                                  Cumulative
  Year Ended             Equity Value             Percentage
December 31st      (In Millions of Dollars)      Exercisable
- -------------      ------------------------      -----------
                    Equal to or      But
                   greater than   less than
                   ------------   ---------
     1989              $10.0        $11.5             4%
                        11.5         13.0             8%
                        13.0         14.5            12%
                        14.5         16.0            16%
                        16.0         17.5            20%

     1990              $66.3        $68.7            24%
                        68.7         71.1            28%
                        71.1         73.5            32%
                        73.5         75.9            36%
                        75.9         78.3            40%

     1991             $113.8       $117.8            44%
                       117.8        121.8            48%
                       121.8        125.8            52%
                       125.9        129.8            56%
                       129.8        133.8            60%

     1992             $143.1       $148.1            64%
                       148.1        153.1            68%
                       153.1        158.1            72%
                       158.1        163.1            76%
                       163.1        168.1            80%

     1993             $172.3       $178.3            84%
                       178.3        184.3            88%
                       184.3        190.3            92%
                       190.3        196.3            96%
                       196.3        202.3           100%

     1994             $208.5       $215.0            84%
                       215.0        221.5            88%
                       221.5        228.0            92%
                       228.0        234.5            96%
                       234.5        241.0           100%

     1995             $257.0       $264.0            84%
                       264.0        271.0            88%
                       271.0        278.0            92%
                       278.0        285.0            96%
                       285.0        292.0           100%

     1996             $307.5       $315.0            84%
                       315.0        322.5            88%
                       322.5        330.0            92%
                       330.0        337.5            96%
                       337.5        345.0           100%

                                                  Cumulative
  Year Ended             Equity Value             Percentage
December 31st      (In Millions of Dollars)      Exercisable
- -------------      ------------------------      -----------
                    Equal to or      But
                   greater than   less than
                   ------------   ---------
     1997             $365.0       $373.0            84%
                       373.0        381.0            88%
                       381.0        389.0            92%
                       389.0        397.0            96%
                       397.0        405.0           100%

     In the event of a Public Distribution (as defined in the Plan) or a Change in Control (as defined in the Plan) at any time prior to the tenth anniversary of the Date of Grant of any Performance Option as a result of which common stockholders of the Corporation realize value in excess of targets set forth below for such transaction in such year, such option will become immediately exercisable.

                                       Target Value
           Year                  (In Millions of Dollars)
           ----                  ------------------------

           1989                           $ 45.0

           1990                           $ 80.0

           1991                           $135.0

           1992                           $170.0

           1993                           $205.0

           1994                           $250.0

           1995                           $300.0

           1996                           $350.0

           1997                           $410.0

     "Equity Value" shall mean (i) the product of (a) the Corporation's Adjusted EBIT (as defined in the Plan) for the fiscal year with respect to which the determination of Equity Value is being made and (b) 1.3077, less (ii) the Corporation's Indebtedness (as defined in the Plan) as of the last date of such fiscal year.

     (c) The Performance Option may be exercised only to purchase whole and fractional Shares. The right of the Employee to purchase Performance Option Shares subject to any accrued installment may be exercised in whole at any time or in part from time to time after the accrual of such installment and prior to the tenth anniversary from the Date of Grant.

     (d) No portion of the Performance Option shall be exercisable unless (except as otherwise provided in the Plan in the case of Retirement (as defined in the Plan), termination or death) the Employee at the time of such exercise is, and at all times from the Date of Grant has been, in the employ of the Corporation or a subsidiary.

     (e) If the employment of the Employee with the Corporation or its subsidiaries terminates for any reason, the period during which the Employee shall be permitted to exercise the Performance Option shall be determined as provided in Section 11 of the Plan and the Corporation and the Employee shall be governed by the provisions of Section 12 of the Plan relating to puts and calls.

     3. Non-Transferability of Performance Option; Death of Employee. The Performance Option and this Performance Option Agreement shall not be transferable otherwise than by will or by the laws of descent and distribution; and the Performance Option may be exercised, during the lifetime of the Employee, only by him or her, and, in the event of the death of the Employee, only by his or her estate.

     4. Exercise of Performance Option. The Performance Option shall be exercised in the following manner: the Employee or his or her estate shall deliver to the Corporation written notice, substantially in the form set forth as Exhibit A hereto, specifying the number of Performance Option Shares which he elects to purchase and a date, not more than ninety (90) days after the date of such notice, upon which such Performance Option Shares shall be purchased and payment therefor shall be made. Upon delivery to the Corporation on such date of cash or certified or bank cashier's check payable to the order of the Corporation, in an amount equal to the product of the number of Performance Option Shares specified in such notice and $__________, together with payment, by cash or certified or bank cashier's check payable to the order of the Corporation, of such amount as the Corporation deems necessary to satisfy its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon, the Performance Option Shares so purchased shall thereupon be promptly delivered to the Employee or his or her estate. The Employee and his or her estate will not be deemed to be a holder of any Shares pursuant to exercise of the Performance Option until the date of the issuance of a stock certificate to him or her for such Shares. The Employee may specify in any exercise notice that only Shares shall be issued and that if the Corporation may not then issue Shares the effectiveness of such exercise shall be delayed until such time as the Corporation may issue Shares.

     5. Specific Restrictions Upon Performance Option Shares. The Employee hereby agrees with the Corporation as follows:

          (a) The Employee shall acquire the Performance Option Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "1933 Act"), and shall not dispose of any Performance Option Shares in transactions which, in the opinion of counsel to the Corporation, violate the 1933 Act, or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws; and further

          (b) If any Performance Option Shares shall be registered under the 1933 Act, no public offering (otherwise than on a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) of any Option Shares shall be made by the Employee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the 1933 Act; and further

          (c) The Employee shall be bound by the terms of the Management Stock Subscription Agreement dated as of the date hereof, by and among the Corporation and the persons listed on the Investor Schedule, whether or not he or she is a party thereto as fully as if he or she were a party thereto.

          (d) The Employee shall be bound by the terms of the Stockholders' Agreement dated as of October 18, 1988 between the Corporation, the persons listed on the Investor Schedule to the Management Stock Subscription Agreement, and certain other investors, whether or not he or she is a party thereto or not as fully as if he or she were a party thereto.

          The Employee further agrees that the Corporation shall have the authority to endorse upon the certificate or certificates representing the Performance Option Shares such legends referring to the foregoing restrictions, or any other applicable restrictions, as it may deem appropriate.

     6. Notices. Any notice required or permitted under this Performance Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office as registered mail, postage prepaid, addressed, as appropriate, either to the Employee at his or her address set forth below or such other address as he or she may designate in writing to the

Corporation, or to the Corporation, 2700 Handley Ederville Road, Fort Worth, Texas 76118 or such other address as the Corporation may designate in writing to the Employee.

     7. Failure to Enforce Not a Waiver. The failure of the Corporation to enforce at any time any provision of this Performance Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     8. Governing Law. THE PERFORMANCE OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE.

     9. Provisions of Plan. The Performance Option provided for herein is granted pursuant to the Plan, and said Performance Option and this Performance Option Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Performance Option Agreement solely by reference or are expressly cited herein.

     IN WITNESS WHEREOF, the Corporation has executed this Performance Option Agreement in duplicate on the day and year first above written.

                                    WS HOLDINGS CORPORATION


                                    By:
                                       ----------------------------
                                    Title:

The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Performance Option Agreement.



                                    -------------------------------
                                         Signature



                                    -------------------------------

                                    -------------------------------

                                    -------------------------------
                                         Address

                                                                     EXHIBIT A


                                                    Date:
                                                         ---------------------



WS Holdings Corporation

- -------------------------

- -------------------------
Attention:  Secretary

          Re:  Exercise of

Dear Sirs:

     Pursuant to the terms of the Option Agreement between us dated ______________, in which you have granted to me a __________ to purchase a certain number of the shares of common stock, par value $.01 per share (the "Shares"), of WS Holdings Corporation ("Holdings"), on certain terms and conditions, I hereby give notice that I elect to exercise such option to the extent of Shares at $_____ per Share. In full payment of the option price for such Shares provided in the Option Agreement, I agree to deliver on (the "Closing Date") a certified or cashier's check to the order of Holdings or cash, in each case, in the amount of $_________ for such exercise. I agree to pay an additional amount equal to any withholding obligation Holdings may have as a result of this exercise.

     I hereby covenant and agree that I am acquiring such Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "1933 Act"). I further covenant and agree that I shall not dispose of any Shares acquired by exercise of the * in any transaction or transactions which, in the option of counsel to Holdings, may violate the 1933 Act, or the rules and regulations thereunder or any applicable state securities or "blue sky" laws.

     I further covenant and agree that, if any of the Shares acquired by exercise of the option are registered under the 1933 Act, no public offering (otherwise than on a national securities exchange, as defined in the Securities Act of 1934, as amended) of any Shares acquired by exercise of the will be made by me or by any successor under such circumstances that I or such successor may be deemed an underwriter, as defined in the 1933 Act.

     I agree with respect to the Shares I receive as a result of this exercise, to be bound by the terms of the Management Stock Subscription Agreement dated as of December __, 1988 by and between the Corporation and the persons listed on the Investors Schedule, as fully as if I were a party thereto.

     I understand that the Company may endorse upon the certificate or certificates representing the Shares acquired upon exercise of the such legends referring to the foregoing restrictions, or any other applicable restrictions, as it may deem appropriate.

                                    Very truly yours,


                                    -----------------------------
                                         (Signature)


                                    -----------------------------
                                         (Print Name)


                                    -----------------------------
                                         (Address)

                                    -----------------------------

                                    -----------------------------